UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 5, 2021

MERIDIAN BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-36573	46-5396964
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

67 Prospect Street, Peabody, Massachusetts	01960
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (617) 567-1500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	EBSB	The NASDAQ Stock Market, LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On August 5, 2021, Meridian Bancorp, Inc. (“Meridian” or the “Company”) held a Special Meeting of Stockholders (the “Meeting”). The Meeting was held for the purpose of considering and voting on proposals related to the proposed acquisition of Meridian by Independent Bank Corp. (“Independent”). The proposals are described in detail in the joint proxy statement/prospectus included in the Registration Statement on Form S-4 filed by Independent with the U.S. Securities and Exchange Commission (the “SEC”) on June 22, 2021, as supplemented by the Current Report on Form 8-K filed by Meridian with the SEC on July 27, 2021.

PROPOSAL 1: to approve and adopt the Agreement and Plan of Merger, dated as of April 22, 2021 (the “merger agreement”), by and among Independent, Rockland Trust Company, Bradford Merger Sub Inc., Meridian and East Boston Savings Bank, and to approve the transactions contemplated by the merger agreement, including the merger of Meridian with and into Independent (the “merger,” with such proposal the “Meridian merger proposal”)

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Common Stock	40,383,512	428,423	22,101	-

PROPOSAL 2: to approve a non-binding, advisory proposal to approve the compensation payable to the named executive officers of Meridian in connection with the merger

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Common Stock	10,596,911	27,662,789	2,574,336	-

In connection with the Meeting, the Company also solicited proxies with respect to a proposal to adjourn the meeting, if necessary or appropriate, in the event there were not sufficient votes in favor of the Meridian merger proposal at the time of the Meeting. Because the stockholders approved the Meridian merger proposal at the Meeting, the adjournment proposal was not submitted to the stockholders.

Item 8.01	Other Events

On August 5, 2021, Meridian and Independent jointly announced the results of their respective special meetings. A copy of the joint press release is attached as Exhibit 99 to this report.

Item 9.01	Financial Statements and Exhibits
(a)	Not Applicable.
(b)	Not Applicable.
(c)	Not Applicable.
(d)	Exhibits.

Exhibit No.	Description

99	Press release dated August 5, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MERIDIAN BANCORP, INC.

DATE: August 6, 2021	By:	/s/ Kenneth R. Fisher
Kenneth R. Fisher
Executive Vice President, Treasurer and Chief Financial Officer